Note 12 - Right-of-Use Assets, Finance Lease Liabilities, Investments in Leaseback Vessels and Net Investment in Sales-type Leases - Annual Lease Payments (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
2024	$ 4,189
2025	24,280
Total	28,469
Less: Discount	(1,908)
Total finance lease liability	$ 26,561	$ 0